Dreyfus
Municipal Income, Inc.



ANNUAL REPORT September 30, 2002




                        DREYFUS MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Additional Information

                            28   Important Tax Information

                            29   Proxy Results

                            30   Board Members Information

                            32   Officers of the Fund

                            33   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                                        Dreyfus
                                                         Municipal Income, Inc.


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Municipal Income, Inc., covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit sensitive, such as lower rated bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002

2


DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform during the period?

For the 12-month period ended September 30, 2002, the fund achieved a total return of 7.73%.(1) Over the same period, the fund provided income dividends of $0.5640 per share, which is equal to a distribution rate of 5.88%.(2)

We attribute the fund's generally strong performance during the reporting period to declining interest rates, a weak economic recovery and surging investor demand for high quality, tax-exempt bonds.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We generally employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we look for bonds that we believe can potentially provide high current levels of income. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

Second, we actively manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. For example, if we expect the sup-
                                                                      The Fund 3

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of what we believe can potentially be higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain then current yields for as long as we deem appropriate.

When bonds held by the fund mature or are redeemed by their issuers, we generally attempt to replace them with newly issued comparable securities. We also may look to upgrade the portfolio investments, when we deem appropriate, with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

When the reporting period began, the 2001 recession had just been intensified by the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board continued to reduce short-term interest rates aggressively. Although lower interest rates effectively spurred consumer borrowing and spending, corporations continued to cancel or postpone their capital spending plans, and the 2002 economic recovery proved to be weaker than
most    investors    expected.

In this declining interest-rate environment, municipal bonds posted highly competitive returns. Tax-exempt bond prices were further supported by surging demand from investors who flocked to municipal bonds as an alternative to a volatile stock market.

The combination of a faltering U.S. economy and low interest rates caused the national supply of newly issued municipal bonds to rise sharply compared to the same period one year earlier. States and municipalities took advantage of historically low borrowing costs, and tax-revenue shortfalls caused many to issue securities in order to bridge budget gaps. While a rising supply of securities usually leads to higher yields, robust investor demand easily absorbed the additional issuance, and yields remained low.

In this market environment, we continued our efforts to seek investment opportunities consistent with the fund's investment objective and man

4

agement policies. For example, many states have issued bonds backed by litigation settlements with the nation's tobacco companies, and these so-called "tobacco bonds" have featured relatively attractive yields.

Because the 2001 recession adversely affected tax revenues, we have attempted to reduce the fund's holdings of tax-exempt bonds issued on behalf of corporations. However, the fund's existing holdings of airline and airport bonds continued to languish after being hard-hit by the September 11 terrorist attacks. In view of the rapid decline in the value of these securities after these tragic events, it has made little economic sense to us at this time to liquidate them. In the meantime, these bonds have continued to pay what we view as competitive levels of federally tax-exempt income.

Finally, despite the reporting period' s low interest rates, we were able to increase the fund's dividend distribution rate during the reporting period. That's because we locked in low rates on the fund's auction-rate preferred shares, which were first issued several years ago to provide the leverage required to enhance the fund's income stream. By extending the maturities of the fund's auction-rate preferred shares to as much as one year, we have effectively locked in today's historically low borrowing costs.

What is the fund's current strategy?

The fund has remained fully invested in tax-exempt bonds, using auction-rate preferred shares to maintain a competitive income stream in today's low interest-rate environment. At the same time, we have continued to maintain a cautious posture, focusing on income and credit quality in an uncertain economic and market climate.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund  5

SELECTED INFORMATION

September 30, 2002 (Unaudited)




  Market Price per share September 30, 2002      $ 9.60

  Shares Outstanding September 30, 2002      20,382,927

  American Stock Exchange Ticker Symbol             DMF


MARKET PRICE (AMERICAN STOCK EXCHANGE)

                          Fiscal Year Ended September 30, 2002
            -----------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 2002            MARCH 31, 2002            JUNE 30, 2002            SEPTEMBER 30, 2002
                    -----------------------------------------------------------------------------------------------------------

   High                         $9.03                      $9.02                   $9.25                        $9.60

   Low                           8.35                       8.41                    8.48                         8.85

   Close                         8.62                       8.62                    9.22                         9.60

PERCENTAGE GAIN based on change in Market Price*

   October 24, 1988 (commencement of operations)
     through September 30, 2002                                                                               149.20%

   October 1, 1992 through September 30, 2002                                                                   78.64

   October 1, 1997 through September 30, 2002                                                                   26.80

   October 1, 2001 through September 30, 2002                                                                   17.28

   January 1, 2002 through September 30, 2002                                                                   16.74

   April 1, 2002 through September 30, 2002                                                                     15.02

   July 1, 2002 through September 30, 2002                                                                       5.79

NET ASSET VALUE PER SHARE

  October 24, 1988 (commencement of operations)         $ 9.26

  September 30, 2001                                      9.66

  December 31, 2001                                       9.39

  March 31, 2002                                          9.33

  June 30, 2002                                           9.52

  September 30, 2002                                      9.78

PERCENTAGE GAIN based on change in Net Asset Value*

   October 24, 1988 (commencement of operations)
     through September 30, 2002                                                                               174.16%

   October 1, 1992 through September 30, 2002                                                                   89.96

   October 1, 1997 through September 30, 2002                                                                   40.34

   October 1, 2001 through September 30, 2002                                                                    7.73

   January 1, 2002 through September 30, 2002                                                                    9.18

   April 1, 2002 through September 30, 2002                                                                      8.26

   July 1, 2002 through September 30, 2002                                                                       4.38

*  WITH DIVIDENDS REINVESTED.

6


STATEMENT OF INVESTMENTS

September 30, 2002

                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS--145.9%                                                         Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--8.0%

Courtland Industrial Development Board, SWDR

   (Champion International Corp. Project) 6.50%, 9/1/2025                                     2,500,000               2,612,900

Jefferson County, Sewer Revenue, Capital Improvement

   5.75%, 2/1/2038 (Insured; FGIC)                                                            7,500,000               8,301,675

The Board of Trustees of the University of Alabama, HR

  (University of Alabama at Birmingham)

   5.875%, 9/1/2031 (Insured; MBIA)                                                           4,620,000               5,122,055

ALASKA--5.0%

Alaska Housing Finance Corp., General Mortgage Revenue

   6.05%, 6/1/2039 (Insured; MBIA)                                                            7,000,000               7,440,090

Valdez, Marine Terminal Revenue

   (British Petroleum Pipeline Inc. Project)
   5.50%, 10/1/2028                                                                           2,375,000               2,424,163

CALIFORNIA--8.8%

Abag Financial Authority For Nonprofit Corporations:

  Insured Revenue, COP

      (Odd Fellows Home of California) 6%, 8/15/2024                                          5,000,000               5,416,350

   MFHR (Civic Center Drive Apartments)

      5.875%, 9/1/2032 (Insured; FSA)                                                         3,750,000               3,987,075

California Health Facilities Financing Authority,

  Revenue (Sutter Health)

   6.25%, 8/15/2035                                                                           2,500,000               2,795,150

California Statewide Communities Development

  Authority, COP (Catholic Healthcare West)

   6.50%, 7/1/2020                                                                            5,000,000               5,401,950

COLORADO--3.6%

Colorado Springs, HR 6.375%, 12/15/2030                                                       5,725,000               6,161,131

City and County of Denver, Airport Revenue

  (Special Facilities-United Airlines Inc. Project)

   6.875%, 10/1/2032                                                                          2,480,000               1,041,575

DISTRICT OF COLUMBIA--3.7%

District of Columbia, Revenue

  (Catholic University America Project)

   5.625%, 10/1/2029 (Insured; AMBAC)                                                         2,080,000               2,240,306

District of Columbia Tobacco Settlement

  Financing Corp., Tobacco Settlement

   Asset-Backed Bonds 6.75%, 5/15/2040                                                        5,000,000               5,176,450

                                                                                                     The Fund    7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--4.0%

Orange County Health Facilities Authority, Revenue
  (Orlando Regional Healthcare System)
   6%, 10/1/2026                                                                              1,500,000               1,574,295

Pinellas County Housing Finance Authority,
  SFMR (Multi-County Program)
   6.70%, 2/1/2028                                                                            3,635,000               3,818,458

South Lake County Hospital District, Revenue
   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                2,500,000               2,563,800

GEORGIA--3.0%

Private Colleges and Universities Facilities Authority,
  Revenue (Clark Atlanta University Project)
   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     5,660,000  (a)           6,037,182

ILLINOIS--11.3%

Chicago 6.125%, 1/1/2028 (Insured; FGIC)                                                      4,000,000                4,659,320

Chicago-O'Hare International Airport, Special Facility
  Revenue (American Airlines Inc. Project)
   8.20%, 12/1/2024                                                                           1,000,000                  450,810

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers
    Facilities Acquisition Program):

         8.75%, 3/1/2010                                                                         95,000                   95,948

         5.50%, 7/1/2012                                                                      1,405,000                1,421,214

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                          5,800,000                6,281,226

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  7,000,000                7,410,340

   (Swedish American Hospital) 6.875%, 11/15/2030                                             2,000,000                2,188,980

INDIANA--1.5%

Franklin Township School Building Corp.
  (Marion County) First Mortgage
   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  2,500,000  (a)           3,058,150

KENTUCKY--1.8%

Perry County, SWDR (TJ International Project)
   7%, 6/1/2024                                                                               3,500,000                3,672,305

MARYLAND--4.2%

Maryland Health and Higher Educational Facilities
  Authority, Revenue (The John Hopkins University Issue)
   6%, 7/1/2039 (Prerefunded 7/1/2009)                                                        7,000,000  (a)           8,391,320

MASSACHUSETTS--4.3%

Massachusetts Health and Educational Facilities Authority,
  Revenue Healthcare System (Covenant Health)
   6%, 7/1/2031                                                                               2,500,000                2,608,925

8

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Industrial Finance Agency, Revenue

  (Water Treatment-American Hingham)

   6.95%, 12/1/2035                                                                           5,640,000                5,875,752

MICHIGAN--8.3%

Hancock Hospital Finance Authority, Mortgage Revenue

   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,289,716

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (a)           9,230,998

Michigan Strategic Fund, SWDR

  (Genesee Power Station Project)

   7.50%, 1/1/2021                                                                            5,000,000                4,954,100

MINNESOTA--1.4%

Minnesota Agricultural and Economic Development

  Board, Health Care System Revenue

   (Fairview Health Services) 6.375%, 11/15/2029                                              2,500,000                2,718,475

MISSISSIPPI--2.8%

Mississippi Business Finance Corp., PCR

  (System Energy Resource Inc. Project)

   5.875%, 4/1/2022                                                                           6,000,000                5,611,380

MISSOURI--4.4%

Health and Educational Facilities

  Authority of the State of Missouri,

  Health Facilities Revenue

  (Saint Anthony's Medical Center)

   6.25%, 12/1/2030                                                                           2,500,000                2,684,600

The Industrial Development Authority of the

  City of Saint Louis, Senior Lien Revenue

  (Saint Louis Convention Center

    Headquarters Hotel Project):

         7.20%, 12/15/2028                                                                    1,500,000                1,508,805

         7.25%, 12/15/2035                                                                    3,000,000                3,022,320

Missouri Housing Development Commission,

  Mortgage Revenue

  (Single Family--Homeownersip Loan)

   6.30%, 9/1/2025                                                                            1,540,000                1,637,682

NEVADA--6.5%

Clark County, IDR (Southwest Gas Corp.):

   7.50%, 9/1/2032                                                                            3,000,000                3,063,240

   6.50%, 12/1/2033                                                                           5,300,000                5,349,078

   6.10%, 12/1/2038 (Insured; AMBAC)                                                          4,000,000                4,626,080

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--1.6%

Farmington, PCR (Public Service Co. San Juan)

   6.30%, 12/1/2016                                                                           3,000,000                3,094,590

NORTH CAROLINA--1.3%

North Carolina Housing Finance Agency

  (Home Ownership)

   6.25%, 1/1/2029                                                                            2,485,000                2,634,647

OHIO--4.5%

Cuyahoga County, Hospital Improvement Revenue

  (The Metrohealth System Project)

   6.125%, 2/15/2024                                                                          5,000,000                5,258,650

Ohio Housing Finance Agency,

  Residential Mortgage Revenue

   5.75%, 9/1/2030                                                                              995,000                1,037,815

Rickenbacker Port Authority, Capital Funding Revenue

  (OASBO Expanded Asset Pooled)

   5.375%, 1/1/2032                                                                           2,500,000                2,651,050

OKLAHOMA--1.4%

Oklahoma Development Finance Authority, Revenue

   (Saint John Health System) 6%, 2/15/2029                                                   2,500,000                2,761,800

PENNSYLVANIA--5.8%

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating Project)
   6.60%, 1/1/2019                                                                            3,500,000                3,572,695

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 5.875%, 12/1/2031                                                         7,750,000                8,022,258

SOUTH CAROLINA--7.7%

Medical University, Hospital Facilities Revenue

   6%, 7/1/2019 (Prerefunded 7/1/2009)                                                        2,500,000  (a)           2,978,225

Piedmont Municipal Power Agency, Electric Revenue:

   6.55%, 1/1/2016                                                                              880,000                  881,030

   5.25%, 1/1/2021                                                                            3,000,000                2,971,950

Tobacco Settlement Revenue Management Authority,

  Tobacco Settlement Asset--Backed Bonds:

      6.375%, 5/15/2028                                                                       2,900,000                2,937,149

      6.375%, 5/15/2030                                                                       5,500,000                5,593,060

TEXAS--12.3%

Alliance Airport Authority Inc., Special Facilities Revenue

  (American Airlines Inc. Project)
   7.50%, 12/1/2029                                                                           2,375,000                  987,383

10
                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Austin Convention Enterprises Inc., Convention Center

  Hotel First Tier Revenue

   6.70%, 1/1/2032                                                                            2,000,000                2,058,380

Brazos River Authority, PCR (TXU Electric Co. Project)

   5.75%, 11/1/2011                                                                           2,000,000                2,061,220

Dallas-Fort Worth International Airport Facility

  Improvement Corp., Revenue

   (American Airlines, Inc.) 6.375%, 5/1/2035                                                 2,500,000                1,014,525

Gregg County Health Facilities Development Corp., HR

  (Good Shepherd Medical Center Project)

   6.375%, 10/1/2025                                                                          2,500,000                2,844,975

Harris County Health Facilities Development Corp., HR

   (Memorial Hermann Healthcare) 6.375%, 6/1/2029                                             3,565,000                3,836,332

Port of Corpus Christi Authority, Nueces County,

   General Revenue (Union Pacific) 5.65%, 12/1/2022                                           4,000,000                4,050,760

Texas, Veterans Housing Assistance Program

   6.10%, 6/1/2031                                                                            7,000,000                7,635,880

UTAH--2.9%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           3,174,000                3,220,086

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               2,370,000                2,517,035

VERMONT--1.6%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            2,965,000                3,164,811

WASHINGTON--3.8%

Public Utility District Number 1 of Pend Orielle County,

   Electric Revenue 6.375%, 1/1/2015                                                          2,000,000                2,155,260

Washington Higher Education Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000                5,454,500

WEST VIRGINIA--6.5%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   6.50%, 4/1/2025                                                                            5,000,000                5,154,900

   5.80%, 6/1/2027                                                                            7,450,000                7,810,580

WISCONSIN--5.8%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Asset-Backed Bonds 7%, 6/1/2028                                         2,500,000                2,665,075

                                                                                                     The Fund   11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN (CONTINUED)

Wisconsin Health and Educational Facilities Authority,
   Revenue (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                        5,250,000                5,084,572

Wisconsin Housing and Economic Development Authority,

   Home Ownership Revenue 5.75%, 9/1/2028                                                     3,590,000                3,707,572

WYOMING--1.0%

Sweetwater County, SWDR (FMC Corp. Project)

   7%, 6/1/2024                                                                               2,000,000                1,886,300

U.S. RELATED--7.1%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      8.22%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (b,c)         4,284,800

      8.22%, 7/1/2038                                                                         5,000,000  (b,c)         5,356,000

Puerto Rico Infrastructure Financing Authority,

  Special Tax Revenue, Residual Certificates

   8.115%, 7/1/2015                                                                           4,000,000  (b,c)         4,591,640

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $274,899,336)                                                                                               290,862,874
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.7%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--.2%

New York City, VRDN 1.95% (LOC; Morgan Guaranty Trust)                                          300,000  (d)             300,000

PENNSYLVANIA--1.5%

Philadelphia Authority for Industrial Development, Revenue

  VRDN (Fox Chase Cancer Center Project)

   2% (LOC; Morgan Guaranty Trust)                                                            2,200,000  (d)           2,200,000

Philadelphia Hospitals and Higher
   Education Facilities Authority,

   Revenue, VRDN (Childrens Hospital Project) 2%                                                800,000  (d)             800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,300,000)                                                                                                   3,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $278,199,336)                                                            147.6%              294,162,874

CASH AND RECEIVABLES (NET)                                                                         2.6%                5,197,805

PREFERRED STOCK, AT REDEMPTION VALUE                                                            (50.2%)             (100,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     100.0%              199,360,679

12

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              25.3

AA                               Aa                              AA                                               15.6

A                                A                               A                                                28.0

BBB                              Baa                             BBB                                              26.2

BB                               Ba                              BB                                                 .8

CCC                              Ccc                             CCC                                                .4

F1                               MIG1/P1                         SP1/A1                                             .9

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     2.8

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2002,  THESE  SECURITIES  AMOUNTED  TO  $14,232,440  OR 7.1% OF NET  ASSETS
     APPLICABLE TO COMMON SHAREHOLDERS.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT SEPTEMBER  30,  2002,  THE FUND HAD  $97,551,965  OR 48.9% OF NET ASSETS
     APPLICABLE TO COMMON  SHAREHOLDERS  INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL  AND INTEREST IS DEPENDENT  UPON REVENUES  GENERATED  FROM HEALTH
     CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          278,199,336    294,162,874

Cash                                                                     51,488

Interest receivable                                                   5,528,494

Prepaid expenses                                                         54,747

                                                                    299,797,603
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           188,887

Dividend payable to Preferred Shareholders                               86,989

Commssions payable                                                       26,091

Accrued expenses                                                        134,957

                                                                        436,924
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series A and B,
  par value $.001 per share (4,000 shares issued
  and outstanding at $25,000 per share
  liquidation preference)--Note 1                                   100,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    199,360,679
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value $.001 per share
  (20,382,927 shares issued and outstanding)                             20,383

Paid-in capital                                                     188,663,005

Accumulated undistributed investment income--net                      3,342,621

Accumulated net realized gain (loss) on investments                 (8,628,868)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      15,963,538

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        199,360,679
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      20,382,927

NET ASSET VALUE, per share of Common Stock ($)                             9.78

SEE NOTES TO FINANCIAL STATEMENTS.


14


STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,967,159

EXPENSES:

Management fee--Note 3(a)                                            2,058,549

Commission fees--Note 1                                                263,710

Professional fees                                                       63,520

Shareholder servicing costs--Note 3(b)                                  57,379

Shareholders' reports                                                   52,518

Custodian fees--Note 3(b)                                               21,941

Registration fees                                                       15,338

Directors' fees and expenses--Note 3(c)                                 13,440

Miscellaneous                                                           26,063

TOTAL EXPENSES                                                       2,572,458

INVESTMENT INCOME--NET                                              15,394,701
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (446,764)

Net unrealized appreciation (depreciation) on investments              600,180

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 153,416

DIVIDENDS ON PREFERRED STOCK                                       (1,643,057)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,905,060

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  15

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                    2002                2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,394,701           15,068,211

Net realized gain (loss) on investments          (446,764)          (1,403,724)

Net unrealized appreciation (depreciation)
   on investments                                 600,180           17,581,781

Dividends on Preferred Stock                   (1,643,057)          (3,354,280)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   13,905,060           27,891,988
--------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (11,495,971)         (10,762,186)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Adjustment to offering costs charged
   to paid-in capital resulting from
   the issuance of Preferred Stock                 --                  30,000

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                      --                  30,000

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,409,089           17,159,802
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           196,951,590          179,791,788

END OF PERIOD                                 199,360,679          196,951,590

Undistributed investment income--net            3,342,621            1,098,157

(A)  RESTATED TO CONFORM TO CURRENT YEAR'S PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

16


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements, and with respect to common stock, market price data for the fund's common shares.

                                                                                       Year Ended September 30,
                                                        ----------------------------------------------------------------------------

                                                              2002(a)          2001(b)        2000(b)       1999(b)        1998(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.66           8.82           8.90           9.71          9.55

Investment Operations:

Investment income--net                                         .76(c)            .74            .74            .53           .55

Net realized and unrealized
   gain (loss) on investments                                  .00(d)            .79           (.08)          (.73)          .21

Dividends on Preferred Stock
   from investment income--net                                  (.08)           (.16)          (.20)          (.01)           --

Total from Investment Operations                                 .68            1.37            .46           (.21)          .76

Distributions to Common Shareholders:

Dividends from investment income--net                           (.56)          (.53)           (.53)          (.54)         (.60)

Capital Stock transaction--net
   effect of Preferred Stock offering                              --         .00(d)           (.01)          (.06)           --

Net asset value, end of period                                   9.78          9.66            8.82           8.90          9.71

Market value, end of period                                      9.60          8.71           7 7_8          7 5_8       9 11_16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(E)                                             17.28          17.55           10.71        (16.35)         (.69)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets
   applicable to Common Stock                               1.33(f,g)      1.39(f,g)      1.48(f,g)      .85(f,g)            .82

Ratio of net investment income to average
   net assets applicable to Common Stock                    7.93(f,g)      7.97(f,g)      8.64(f,g)     5.72(f,g)           5.75

Portfolio Turnover Rate                                        5.32        15.27         22.47          35.55               8.84

Asset coverage of Preferred Stock,
   end of period                                                  299        297           280            281                 --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred stock,
   end of period ($ x 1,000)                                  199,361    196,952        179,792        181,315           197,505

Preferred Stock outstanding,
   end of period ($ x 1,000)                                  100,000    100,000        100,000        100,000            --

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN  .01%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA PRIOR TO
     OCTOBER  1,  2001  HAVE  NOT  BEEN  RESTATED  TO  REFLECT  THIS  CHANGE  IN
     PRESENTATION.

(B)  RESTATED TO CONFORM TO CURRENT YEAR'S PRESENTATION.(

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)  CALCULATED BASED ON MARKET VALUE.

(F)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(G)  THE RATIO OF  EXPENSES  TO TOTAL  AVERAGE  NET  ASSETS AND THE RATIO OF NET
     INVESTMENT  INCOME  TO TOTAL  AVERAGE  NET  ASSETS  WERE  .87%  AND  5.23%,
     RESPECTIVELY,  FOR THE YEAR  ENDED  SEPTEMBER  30,  2002,  .91% AND  5.21%,
     RESPECTIVELY,  FOR THE YEAR  ENDED  SEPTEMBER  30,  2001,  .94% AND  5.49%,
     RESPECTIVELY,  FOR THE YEAR ENDED  SEPTEMBER  30,  2000 AND .84% AND 5.63%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

17
                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DMF.

The fund has issued and outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which

18

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued daily by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange  on  which  such  securities  are primarily traded or at the last sales
price   on   the   national   securities   market   on   each   business   day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of Common  Stock (" Common  Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of
                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan

On September 27, 2002, the Board of Directors declared a cash dividend to Common Shareholders of $.05 per share from investment income-net, payable on October 25, 2002 to Common Shareholders of record as of the close of business on October 11, 2002.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series A and annually for Series B. The dividend rates in effect at September 30, 2002 were as follows: Series A 1.25% and Series B 2.00%

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $3,342,621, accumulated capital losses $8,181,604 and unrealized appreciation $16,013,200. In addition, the fund had $447,255 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $4,999,899 of the carryover expires in fiscal 2004, $1,148,413 expires in fiscal 2008, $619,742 expires in fiscal 2009 and $1,413,550 expires in fiscal 2010.

20

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were as follows: tax exempt income $13,139,028 and $14,116,466.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $52,176, decreased accumulated net realized gain (loss) on investments by $491 and increased paid-in capital by $52,667. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002,
the    fund    did    not    borrow    under    the    line    of    credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. During the period ended September 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2002, the fund was charged $57,379 pursuant to the transfer agency agreement.

                                                             The Fund  21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $21,941 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $17,177,288 and $15,206,538, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was $278,149,674; accordingly, accumulated net unrealized appreciation on investments was $16,013,200, consisting of $21,047,677 gross unrealized appreciation and $5,034,477 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

(a) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the fund amortized premiums on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a

22


$40,967 increase in accumulated undistributed investment income-net and a corresponding $40,967 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on September 30, 2001

The effect of this change for the period ended September 30, 2002 was to increase net investment income by $11,209, decrease net unrealized appreciation (depreciation) by $8,695 and decrease net realized gains (losses) by $2,514. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(b) Effective October 1, 2000, the fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the fund's control should be presented outside of net assets in the statement of assets and liabilities. The redemption of the fund's preferred stock is outside of the control of the fund because of provisions in the fund's Articles Supplementary Creating Two Series of Auction Preferred Stock relating to compliance with rating agency guidelines. In adopting EITF D-98, the fund's net assets as of October 1, 2000 in the statement of changes in net assets is restated by excluding preferred stock valued at $100,000,000 at that date. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $1,643,057 and $3,354,280 to net assets from operations for the periods ended September 30, 2002 and September 30, 2001, respectively. As part of the adoption, per share distributions of dividends on preferred stock were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

                                                             The Fund  23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                  /s/Ernst & Young LLP
New York, New York
November 7, 2002

24


ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the
                                                                    The Fund  25

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests


26

the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2002, there were: (i) no material changes in the fund' s investment objectives or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund,
(iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund's portfolio.

                                                             The Fund  27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2002 as "exempt-interest dividends" (not generally subject to regular federal income
tax)   .

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


28


PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock ("APS") voted together as a single class (except as noted below) on a proposal presented at the annual shareholders' meeting held on May 17, 2002 as follows:

                                                            Shares
                                              ----------------------------------
                                                  For      Authority Withheld
                                              ----------------------------------

To elect two Class III Directors: ((+))

   Joseph S. DiMartino                        18,595,350              303,779

   George L. Perry((+)(+))                         3,459                   1

((+))     THE TERMS OF THESE CLASS III DIRECTORS EXPIRE IN 2005.

((+)(+)) ELECTED SOLELY BY APS HOLDERS. COMMON STOCKHOLDERS WERE NOT ENTITLED TO VOTE.

                                                                The Fund   29

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1988)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 34

                              --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

30


WHITNEY I. GERARD (67)

BOARD MEMBER (1988)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (1989)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barrings Management) and New Russia Fund,
  Chairman

* Advisory Council to Barrings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (1989)

CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution, Economist and Senior Fellow

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

THE ADDRESS OF EACH BOARD MEMBER IS C/O THE DREYFUS CORPORATION, 200 PARK AVENUE, NEW YORK NEW YORK 10166.

                                                             The Fund  31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOSEPH P. DARCY, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President of the Fund, Senior Portfolio Manager - Dreyfus Municipal Securities, and an officer of 1 investment company (comprised of 1 portfolio) managed by the Manager. He is 45 years old, and has been an employee of the Manager since May 1994.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


32

OFFICERS AND DIRECTORS

Dreyfus Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Whitney I. Gerard*

Arthur A. Hartman

George L. Perry*

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Executive Vice President

      Joseph P. Darcy

Secretary

      Michael A. Rosenberg

Assistant Secretaries

      Steven F. Newman

      Robert R. Mullery

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

PORTFOLIO MANAGERS (CONTINUED)

Joseph A. Irace

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank N.A. (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DMF

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund  33

                  For More Information

                        Dreyfus Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar
                        (Common Stock)

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660



(c) 2002 Dreyfus Service Corporation                                  424AR0902